Exhibit 99.2

Cbre group, inc. Third Quarter 2015: Earnings Conference Call October 27, 2015

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and adjusted earnings per share expectations, including expected contributions and cost synergies from the newly acquired Global Workplace Solutions business and its integration. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our third quarter earnings report, filed on Form 8-K, our quarterly reports on Form 10-Q filed in 2015 and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward-Looking Statements

Conference Call Participants Bob Sulentic President and Chief Executive Officer Gil Borok Deputy Chief Financial Officer and Chief Accounting officer Jim Groch Chief Financial Officer Steve Iaco Investor Relations and corporate communications

28% increase in adjusted Earnings Per Share Closed Global Workplace Solutions acquisition on September 1st Large strategic acquisitions have helped to transform CBRE into a more resilient business People and platform initiatives continue to create value for clients and shareholders Q3 2015 HIGHLIGHTS

Q3 2015 Performance Overview Revenue Fee Revenue1 EBITDA Normalized EBITDA2 Fee Revenue Margin3 Net Income4 EPS4,5 Q3 2015 $ 2,713 M $ 1,940 M $ 327 M $ 345 M 17.8% GAAP $ 149 M Adjusted $ 172 M GAAP $ 0.44 Adjusted $ 0.51 Q3 2014 $ 2,275 M $ 1,698 M $ 293 M $ 292 M 17.2% GAAP $ 107 M Adjusted $ 133 M GAAP $ 0.32 Adjusted $ 0.40 Change Q3 2015-over-Q3 2014 USD ▲19% ▲14% ▲12% ▲18% ▲60 bps ▲30%6 ▲28%6 Local Currency ▲26% ▲21% ▲18% ▲24% n/a ▲41%6 ▲35%7 Note: Revenue includes approximately $237 million attributable to Global Workplace Solutions business acquired on September 1, 2015. See slide 14 for footnotes.

Expected run-rate cost synergies increased to $50 million from $35 million Approximately $30 million expected to be realized in 2016 Remaining run-rate savings largely expected by year-end 2017 Still expect acquisition to be materially accretive to 2016 adjusted EPS Now expect high-single-digit rather than mid-single-digit percentage accretion Expect acquired business to contribute $0.03 to $0.04 to 2015 adjusted EPS. Calendar-year Q4 is typically a seasonally slower quarter for the acquired Global Workplace Solutions business due to its previous fiscal year ending on September 30th As a result, the accretion for the last four months of 2015 is not indicative of the expected higher run-rate in 2016. Global Workplace solutions ACQUISITION update

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Occupier Outsourcing1 Asset Services1 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q3 2015 $996 $ 254 $ 114 $ 124 $ 616 $ 448 $ 125 $ 14 $ 22 $ 2,713 Fee Revenue2 Q3 2015 $ 354 $ 122 $114 $ 124 $ 616 $ 448 $ 125 $ 14 $ 22 $ 1,940 % of Q3 2015 Total Fee Revenue 18% 6% 6% 6% 32% 23% 7% 1% 1% 100% Fee Revenue Growth Rate (Change Q3 2015-over-Q3 2014) USD ▲45% ▲0% ▲9% ▲4% ▲6% ▲11% ▲32% ▲21% ▲31% ▲14% Local Currency ▲53% ▲4% ▲19% ▲14% ▲12% ▲19% ▲33% ▲21% ▲39% ▲21% Q3 2015 BUSINESS LINE REVENUE Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 68% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 68% of fee revenue

Q3 2015 Region Highlights (% Increase in Local Currency) Business Overview Americas EMEA Asia Pacific Fee Revenue ▲18% Ex. GWS ▲14% Normalized EBITDA ▲18% Fee Revenue ▲29% Ex. GWS ▲19% Normalized EBITDA ▲70% Fee Revenue ▲22% Ex. GWS ▲17% Normalized EBITDA ▲54%

Q3 YTD Q3 New 34 97 Expansions 36 87 Renewals 31 58 Occupier outsourcing Adopted Global Workplace Solutions name Most total contracts signed in any quarter YTD Q3 client expansions surpass any previous full-year total 9 total contracts signed in health care sector 2015 TOTAL CONTRACTS Facilities Management Transaction Services Project Management highlights Q3 2015 Representative Clients Company record

Global Investment management CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) Financial results Revenue Rental Carried Interest Asset Management Acquisition, Disposition & Incentive Capital to deploy: approx. $5.7 billion3 Co-Investment: $138.9 million3 ($ in millions) Q3 2015 AUM versus Q3 2014 AUM is up by $1.6 billion in local currency (USD decline of $2.6 billion driven by exchange rate impact) Normalized EBITDA2 YTD Q3 See slide 14 for footnotes. YTD Q3 Q3 YTD Q3 Q3 20.4 30.2 2014 2015 87.4 79.6 16.5 15.4 0.4 0.7 19.1 105.0 114.1 2014 2015 3.7 5.0 8.6 7.0 6.8 5.3 2012 2013 2014 TTM Q3 2015 92.0 89.1 90.6 86.0 2012 2013 2014 Q3 2015 271.0 246.9 60.1 44.2 3.7 9.0 27.3 343.8 318.4 2014 2015 91.0 80.7 2014 2015

Revenue Pro-forma Revenue3 Development Services 1 $144.0 million of co-investments at the end of Q3 2015 $15.3 million in repayment guarantees on outstanding debt balances at the end of Q3 2015 Financial results PROJECTS IN PROCESS/PIPELINE ($ in billions) ($ in millions) 2 See slide 14 for footnotes. Revenue Q3 YTD Q3 Q3 YTD Q3 EBITDA 40.9 45.3 98.0 69.6 2014 2015 4.2 4.9 5.4 6.7 2.1 1.5 4.0 4.0 4Q12 4Q13 4Q14 3Q15 In Process Pipeline 16.0 18.6 51.8 29.8 2014 2015 37.1 17.6 2014 2015 24.0 10.5 2014 2015

key takeaways Continued strong performance across all geographic regions and lines of business Integration of acquired Global Workplace Solutions business off to a great start In light of our strategic and financial momentum, we are raising our guidance for full-year 2015 Now expect to achieve adjusted EPS of $2.00 to $2.05 – an increase of $0.10 from prior expectation New guidance implies 20% growth in year-over-year adjusted EPS at the mid-point of the range

Supplemental slides and GAAP Reconciliation tables

FOOTNOTES

Note – Local currency percent changes versus prior year is a non-GAAP measure noted on slides 5, 7 and 8. These percent changes are calculated by comparing current year results at prior year exchange rates versus prior year results. In addition, we have not reconciled the (non-GAAP) adjusted earnings per share guidance included in this release to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

Slide 5

1. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense and integration and other costs related to acquisitions.
3. Fee revenue margin is based on Normalized EBITDA.
4. Adjusted net income and adjusted EPS include the impact of adjusting provision for income taxes to a normalized rate as well as exclude amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs, integration and other costs related to acquisitions, and adjusts the timing of certain carried interest incentive compensation expense to match the timing of such expense with related revenue.
5. All EPS information is based on diluted shares.
6. Based on adjusted results.
7. Also excludes net impact of mark-to-market hedges, and exchange rate transaction impact.

Slide 10

1. Excludes securities business.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest compensation expense.
3. As of September 30, 2015.

Slide 11

1. In Process figures include Long-Term Operating Assets (LTOA) of $0.1 billion for Q3 15, $0.3 billion for 4Q 14, $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
2. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out.
3. Pro-forma revenue is revenue plus equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest.

14 CBRE GROUP, INC. | Q3 2015 EARNINGS CONFERENCE CALL

Mandatory Amortization and Maturity Schedule ($ in millions) $2,600 million revolving credit facility and Term Loan A mature in January 2020. As of September 30, 2015, the revolving credit facility balance was $401 million. In August 2015, CBRE Services, Inc. issued $600 million in aggregate principal amount of 4.875% senior notes due 2026. In September 2015, CBRE added a $270 million Term Loan B-1 and a $130 million Term Loan B-2 under its existing credit facility. Available Revolver As of September 30, 20151,2,3 Global Cash Global Cash Available Revolving Credit Facility 2,568 6 34 45 57 139 926 29 59 800 425 600 0 500 1000 1500 2000 2500 3000 Liquidity 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Cash Revolving Credit Facility Term Loan A Term Loan B-1 Term Loan B-2 Senior Notes - 5.00% Senior Notes - 5.25% Senior Notes - 4.875%

Capitalization Excludes $69.6 million of cash in consolidated funds and other entities not available for Company use at September 30, 2015. In the third quarter of 2015, the Company elected to early adopt the provisions of Accounting Standards Update (ASU) 2015-03, “Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.” As such, unamortized debt issuance costs are now netted against this debt liability Excludes $578.4 million of aggregate warehouse facilities outstanding at September 30, 2015. Excludes non-recourse notes payable on real estate, net of unamortized debt issuance costs, of $31.4 million at September 30, 2015. ($ in millions) As of September 30, 2015 Cash1 $ 370.7 Revolving credit facility 400.5 Senior term loan A2 486.7 Senior term loan B-12 267.7 Senior term loan B-22 128.9 Senior notes – 5.00%2 788.8 Senior notes – 5.25%2 421.9 Senior notes – 4.875%2 590.4 Other debt 3,4 20.0 Total debt $ 3,104.9 Stockholders’ equity 2,545.7 Total capitalization $ 5,650.6 Total net debt $ 2,734.2 Net debt to TTM Q3 Normalized EBITDA 2.1x

AMERICAS REVENUE

Q3 2015 fee revenue up 16% in USD and 18% in local currency

($ in millions)	Occupier Outsourcing & Asset Services[1]		Leasing	Sales
	Gross	Fee[2]		
Q3 2015	$ 636	$ 213	$ 440	$ 288
USD[3]	▲24%	▲31%	▲6%	▲14%
Local Currency[3]	▲26%	▲33%	▲8%	▲16%
Local Currency ex. GWS[3]	▲9%	▲8%	▲8%	▲16%

1. Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual.
2. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
3. Growth rate for Q3 2015 versus Q3 2014.

17 CBRE GROUP, INC. | Q3 2015 EARNINGS CONFERENCE CALL

EMEA REVENUE

Q3 2015 fee revenue up 16% in USD or 29% in local currency

($ in millions)	Occupier Outsourcing & Asset Services[1]		Leasing	Sales
	Gross	Fee[2]		
Q3 2015	$498	$ 218	$ 103	$ 89
USD[3]	▲45%	▲32%	▲6%	▲ 7%
Local Currency[3]	▲57%	▲44%	▲ 22%	▲ 22%
Local Currency ex. GWS[3]	▲21%	▲19%	▲ 22%	▲ 22%

1. Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual.
2. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
3. Growth rate for Q3 2015 versus Q3 2014.

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CBRE GROUP, INC. | Q3 2015 EARNINGS CONFERENCE CALL

ASIA PACIFIC REVENUE

Q3 2015 fee revenue up 5% in USD or 22% in local currency

($ in millions)	Occupier Outsourcing & Asset Services[1]		Leasing	Sales
	Gross	Fee[2]		
Q3 2015	$ 114	$ 44	$ 71	$ 71
USD[3]	▲37%	▲24%	▲3%	▲3%
Local Currency[3]	▲48%	▲37%	▲ 19%	▲24%
Local Currency ex. GWS[3]	▲16%	▲6%	▲ 19%	▲24%

1. Occupier Outstanding and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual.
2. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
3. Growth rate for Q3 2015 versus Q3 2014.

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CBRE GROUP, INC. | Q3 2015 EARNINGS CONFERENCE CALL

U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 3Q14 3Q15 4Q15 F 4Q16F 3Q14 3Q15 2014 2015F Office 14.2% 13.4% 13.4% 12.7% 16.7 13.1 54.8 56.4 Industrial 10.5% 9.6% 9.7% 9.5% 64.0 55.6 249.7 174.3 Retail 11.6% 11.1% 10.8% 9.3% 8.2 4.3 28.6 31.9 U.S. Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks 3Q 2015 preliminary US INVESTMENT VOLUME AND CAP RATES 3Q14 1Q15 2Q15 3Q15 Office Volume ($B) 33 36.2 36.2 35.6 Cap Rate 6.9% 6.7% 6.8% 6.6% Industrial Volume ($B) 11.8 20.1 16.9 13.0 Cap Rate 7.1% 7.0% 6.9% 6.8% Retail Volume ($B) 20 26.5 19.2 19.0 Cap Rate 6.8% 6.6% 6.6% 6.5% Source: CBRE EA estimates from RCA data October 2015

Other Financial metrics Three Months Ended September 30, ($ in millions) 2015 2014 Depreciation $ 35.0 $ 31.9 Normalized amortization 1 23.2 19.1 Net interest expense 29.5 26.2 Normalized income taxes 85.2 82.4 Normalized income tax rate 33.2% 38.3% Projected full-year normalized income tax rate of approximately 35% Q3 2015 currency translation as well as other exchange rate transaction gains/(losses) during Q3 2015 against same quarter prior year (pre-tax EBITDA impact) ($18.5) million Q3 2015 mark-to-market of currency hedges against same quarter prior year (pre-tax EBITDA impact) $1.6 million Excludes amortization expense related to certain intangible assets attributable to acquisitions of $16.9 million in Q3 2015 and $16.2 million in Q3 2014.

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) Fee revenue (ii) Net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) Diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “Normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or U.S. GAAP, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: The Company believes that investors may find this measure useful to analyze the financial performance of our Occupier Outsourcing and Asset Services business lines and our business generally because it excludes costs reimbursable by clients and, as such, provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and Normalized EBITDA: The Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and Normalized EBITDA—the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and Normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and Normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses Normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Three Months Ended September 30, ($ in millions) 2015 2014 Occupier Outsourcing revenue 1 $ 996.1 $ 700.8 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 641.9 456.2 Occupier Outsourcing fee revenue 1 $ 354.2 $ 244.6 AS revenue 1 $ 253.5 $ 243.1 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 131.0 121.1 AS fee revenue 1 $ 122.5 $ 122.0 Consolidated revenue $ 2,712.6 $ 2,275.1 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 772.9 577.3 Consolidated fee revenue $ 1,939.7 $ 1,697.8 Reconciliation of gross revenue to fee revenue Occupier Outsourcing and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual.

Three Months Ended September 30, ($ in millions) 2015 2014 Americas revenue $ 1,556.6 $ 1,325.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 422.9 350.7 Americas fee revenue $ 1,133.7 $ 975.2 EMEA revenue $ 737.9 $ 574.5 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 279.9 178.5 EMEA fee revenue $ 458.0 $ 396.0 Asia Pacific revenue $ 285.3 $ 253.7 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 70.1 48.1 Asia Pacific fee revenue $ 215.2 $ 205.6 Reconciliation of gross revenue to fee revenue by segment

Three Months Ended September 30, ($ in millions) 2015 2014 Normalized EBITDA $ 344.6 $ 292.2 Adjustments: Integration and other costs related to acquisitions 16.9 - Carried interest incentive compensation expense (reversal) 1 1.1 (0.7) EBITDA $ 326.6 292.9 Add: Interest income 1.1 1.6 Less: Depreciation and amortization 75.0 67.2 Interest expense 30.7 27.8 Write-off of financing costs - 23.1 Provision for income taxes 72.9 69.3 Net income attributable to CBRE Group, Inc. $ 149.1 $ 107.1 Reconciliation of Normalized EBITDA to EBITDA to Net Income Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond.

Three Months Ended September 30, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 149.1 $ 107.1 Integration and other costs related to acquisitions, net of tax 13.1 - Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 12.4 11.8 Carried-interest incentive compensation expense (reversal), net of tax 1 0.7 (0.4) Write-off of financing costs, net of tax - 14.1 Adjustment of taxes to normalized rate (3.6) - Adjusted net income attributable to CBRE Group, Inc. $ 171.7 $ 132.6 Adjusted diluted income per share attributable to CBRE Group, Inc. $ 0.51 $ 0.40 Weighted average shares outstanding for diluted income per share 336,561,877 334,293,046 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond.